United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                  --------------------------------------------


                                    Form 8-K


                                 Current Report
                       Pursuant to SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 7, 2000



                              THE OHIO ART COMPANY
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

                              001-07162 34-4319140
           (Commission File Number) (IRS Employer Identification No.)


                                 ONE TOY STREET
                                BRYAN, OHIO 43506
                        (Address, including zip code, of
                    Registrant's Principal Executive Offices)


                                 (419) 636-3141
              (Registrant's Telephone Number, including area code)

ITEM 5.  OTHER EVENTS

          (a) On April 7, 2000, the Company refinanced its existing working capital line with Fifth Third Bank, Northwestern Ohio, N.A. with new credit facilities with The CIT Group/Business Credit, Inc., and with Fifth Third Bank, Northwestern Ohio, N.A., respectively.

          (b) On April 7, 2000, the Company issued a press release reporting its operating results for its fourth quarter and year-ended January 31, 2000 and the completion of the refinancing of its working capital line.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  10.1 Loan and Security Agreement, dated April 7, 2000 with The CIT Group/Business Credit, Inc.

                  10.2 Loan Agreement, dated April 7, 2000 with Fifth Third Bank, Northwestern Ohio, N.A.

                  99.1 Press release dated April 7, 2000 reporting the Company's operating results for its fourth quarter and year-ended January 31, 2000 and the completion of its working capital line.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized on April 17, 2000.

                                                     THE OHIO ART COMPANY


                                                     By:  /s/ Jerry Kneipp
                                                        ------------------------
                                                        Jerry Kneipp
                                                        Chief Financial Officer